SUPPLEMENT DATED AUGUST 14, 2014 TO THE PROSPECTUS

DATED AUGUST 8, 2014

Lazard Alternative Strategies 1099 Fund

(the “Fund”)

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This Supplement amends the Prospectus, dated August 8, 2014, of the Fund (the “Prospectus”). It should be read in conjunction with the Prospectus. Capitalized terms used in this Supplement and not defined herein have the same meanings as set forth in the Prospectus.

Change in Investment Strategy

At a meeting held on August 11, 2014, the Board of Trustees of the Fund (the “Board”) approved a change in the investment strategy of the Fund. Under this new strategy, the Fund will pursue its investment objective, which will remain achieving long-term capital appreciation, by investing its assets principally in hedge funds and other similar investment vehicles (the “Portfolio Funds”) that primarily invest or trade in the securities of issuers that are economically tied to an emerging market country (“Emerging Markets Funds”). It is expected that the new investment strategy will be implemented effective January 1, 2015.

Although the change in investment strategy need not be approved by shareholders of the Fund, the Fund intends to make an offer to repurchase up to $60 million of shares of the Fund (“Shares”) from shareholders based on the net asset value of Shares determined as of December 31, 2014 (the “Offer”). However, if significantly more than $60 million of Shares are tendered for repurchase in the Offer and, if the Fund’s net assets, as a result, would drop below $25 million as of December 31, 2014, the Fund’s investment adviser, Lazard Alternatives, LLC (the “Adviser”), expects that it will recommend to the Board that it approve the liquidation of the Fund. In the event of such liquidation, it is expected that the Offer will be terminated and shareholders will receive a cash distribution in late January 2015 representing approximately 80% of the Fund’s net assets, a cash distribution in May 2015 representing approximately 10% of the Fund’s net assets and a final distribution representing all of the Fund’s remaining assets in 2016.

The Fund will consider an “emerging market country” to be one whose economy or markets are generally deemed emerging. Generally, a country will be considered an emerging market if the country: (i) is included in any one of the Morgan Stanley Capital Index (“MSCI”) emerging markets indices; (ii) is classified as an emerging market (or under a similar or corresponding classification) by organizations such as the World Bank and the International Monetary Fund; (iii) has economies, industries and stock markets with similar characteristics as those considered an emerging market country under (i) or (ii); or (iv) is traditionally less accessible to investors or is in the early stages of capital market or economic development (such countries are commonly referred to as “frontier” market countries). An issuer will be considered economically tied to an emerging market country based on the consideration of several factors including, but not limited to, geographic location of its primary trading markets, location of its assets, its domicile or its principal offices, or the extent to which it receives revenues or profits

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from goods produced in or sold from, or investments made or services performed in, an emerging market. Such a determination may also be based, in whole or in part, on its inclusion in the MSCI Emerging Markets (EM) Index. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging market countries and are not included in standard emerging market benchmarks or classifications. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in Emerging Markets Funds.

Portfolio Funds in which the Fund will invest may invest in a broad range of securities, including, but not limited to, sovereign debt, equities, fixed income securities, currencies, commodities, futures contracts, options and other derivative instruments and such securities may be listed or unlisted, rated or unrated, distressed or publicly- or privately-issued. Portfolio Funds may buy securities of issuers of any size, any market capitalization range and any industry or sector.

The Fund’s assets will generally be allocated among approximately 15 to 25 Portfolio Funds, but the Adviser may deviate from these guidelines as it determines in its sole discretion. The Adviser will select Portfolio Funds that pursue specialized investment strategies that are expected to include, but are not limited to, emerging markets macro, event driven, long/short and relative value. The Adviser will select Portfolio Funds with a broad range of geographic emphasis, including those that focus on global markets, specific regions or countries or certain specialized strategies, including emerging markets distressed assets.

Name Change

In connection with the change in investment strategy, the Board has approved a change in the name of the Fund to “Lazard Alternative Emerging Markets 1099 Fund” effective January 1, 2015.

Investment Process

The Adviser’s investment process, depicted in the chart below, encompasses three distinct elements.

Manager Selection

Screening. Based on operational and investment criteria, the Adviser narrows the broader Emerging Markets Fund universe to fewer than 250 eligible funds.

Due Diligence. This process combines quantitative analysis with a systematic and detailed assessment of critical qualitative attributes where both investment and business skill and fund operations are scored and assessed.

Portfolio Construction

Incorporate Return Expectations. Expected sources of return are given forward-looking estimates and assigned levels of confidence. Return and volatility projections are calculated, stressed, and tested against history.

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Portfolio Construction and Rebalancing. Typically the Fund’s assets generally will be allocated among 15 to 25 underlying Portfolio Funds that utilize a variety of investment strategies and manage their own portfolios.

Risk Management

Monitoring. Regular dialogue with the managers of the Portfolio Funds helps the Adviser identify areas of risk, assess opportunity sets, reconcile portfolio action with past strategy, and track changes in business infrastructure.

Exposure and Performance Reporting. Portfolio Funds report their positions to the third party risk management system utilized by the Adviser, allowing the Adviser to observe aggregated risk exposures at the Portfolio Fund and Fund level on a regular basis.

Risk Factors

The following risk factors relating to emerging markets investments should be read in connection with the subsection entitled “RISK FACTORS – Investment-Related Risks” of the Prospectus:

Global Investments. Portfolio Funds will invest in financial instruments denominated in foreign currencies or traded outside of the United States, the European Union (the “EU”) or other countries with advanced market economies. In addition to business uncertainties, such investments may be affected by political, social and economic uncertainty affecting a country or region. Many financial markets are not as developed or as efficient as those in the United States, the EU or other countries with advanced market economies, and as a result, liquidity may be reduced and price volatility may be higher. The legal and regulatory environment may also be different, particularly as to bankruptcy and reorganization. Financial

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accounting standards and practices may differ, and there may be less publicly available information in respect of such non-US or non-EU issuers.

Portfolio Funds may be subject to additional risks, which include possible adverse political and economic developments, seizure or nationalization of non-US deposits and adoption of governmental restrictions which might adversely affect the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Furthermore, certain of the Portfolio Funds’ assets may be subject to brokerage taxes levied by governments, which have the effect of increasing the cost of such investments and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Dividends, interest, capital gain or other income and gross sale or disposition proceeds received by an Emerging Markets Fund from sources within some countries may be reduced by withholding and other taxes imposed by such countries. Any such taxes paid by an Emerging Markets Fund will reduce its net income or return from such investments.

Investments in Emerging Markets. Emerging Markets Funds will invest their assets in securities of emerging market companies. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Such risks may include: (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for US dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in auditing and financial reporting standards which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; and (xiv) certain considerations regarding the maintenance of the Portfolio Fund’s financial instruments with non-US brokers and securities depositories.

In addition, accounting, auditing and financial reporting standards, practices and disclosure requirements that prevail in emerging markets generally are not as high as standards in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liabilities and consolidation may be treated differently from accounting standards in more developed countries and there is an increased risk of fraud or other deceptive practices. Consequently, less information is typically available concerning companies located in emerging markets. Accordingly, an Emerging Markets Fund’s ability to conduct effective due diligence in connection with its investment and to monitor the investment may be adversely affected by these factors. In addition, an Emerging Markets Fund may be unable to structure its transactions to achieve the intended results or to mitigate all risks associated with such markets.

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In emerging markets, there is often less governmental supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Certain issuers located in emerging markets, such as banks and other financial institutions, may be subject to less stringent regulations than would be the case for issuers in developed countries and, therefore, investments in these entities potentially carry greater risk. Any regulatory supervision which is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. It may be impossible for an Emerging Markets Fund to predict changes in the regulatory regimes of emerging markets countries and an Emerging Markets Fund may make investments in these economies despite the lack of certitude regarding the regulatory environment. Changes in the regulatory environments of emerging markets in which an Emerging Markets Fund invests may materially affect the performance of an Emerging Markets Fund.

Certain emerging markets have historically been subject to political instability and their prospects are tied to the continuation of economic and political liberalization in the region. Instability may result from factors such as government or military intervention in decision-making, terrorism, religious disputes, civil unrest, separatist movements, extremism or hostilities between neighboring countries. An outbreak of hostilities could result in substantial losses for an Emerging Markets Fund and, consequently, the Fund. Social and economic problems in a single emerging market may have an adverse effect on other markets and economies and, therefore, could adversely affect an Emerging Markets Fund and thus, the Fund.

Investing in Russia and other Eastern European Countries. Many formerly communist, eastern European countries have experienced significant political and economic reform over the past decade. However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats. Investments in these countries are particularly subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation and the imposition of capital controls and/or foreign investment limitations.

Political risk in Russia remains high, and steps that Russia may take to assert its geopolitical influence may increase the tensions in the region and affect economic growth. Russia’s economy is heavily dependent on exportation of natural resources, which may be vulnerable to economic sanctions by other countries during times of political tension or crisis. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Adverse currency exchange rates are a risk and there is a lack of available currency hedging instruments. The Russian securities market is characterized by limited volume of trading,

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resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to US markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. It is possible that an Emerging Market Fund’s ownership rights could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for an Emerging Markets Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

In response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact an Emerging Market Fund’s investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of an Emerging Market Fund to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact an Emerging Market Fund and, thus, the Fund. Any or all of these potential results could lead Russia’s economy into a recession.

Investment and Repatriation Restrictions. Investments in companies in emerging markets may require significant government approvals under corporate, securities, exchange control, foreign investment and other similar laws and may require a significant expenditure of time and resources and structuring alternatives that differ significantly from those customarily used in more developed countries. Some emerging countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies.

In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries. Ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations. Some attractive equity securities may not be available to the Emerging Markets Fund because US investors hold the maximum amount permitted under current applicable laws or because of minimum eligibility requirements (such as net worth) for investing in certain types of securities in some emerging countries.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration or approval in some emerging countries. An

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Emerging Markets Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation or by withholding taxes imposed by emerging market countries on interest or dividends paid on securities held by the Emerging Markets Fund or gains from the disposition of such securities.

Market Disruption and Geopolitical Risk in the Middle East. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and other countries in the Middle East may result in market volatility in those countries, may have long-term effects on worldwide financial markets and may cause further economic uncertainties worldwide. The wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on economies and markets located in the region and on world economies and markets generally. These events also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to investments of an Emerging Markets Fund.

Emerging Market Inflation. Some countries in which Portfolio Funds may invest have experienced substantial rates of inflation in recent years. Inflation and rapid fluctuations in inflation rates have had, and may in the future have, negative effects on the economies and securities markets of certain emerging economies. There can be no assurance that inflation will not become a serious problem in the future and have an adverse impact on the Portfolio Fund’s investments in these countries or the Portfolio Fund’s or the Fund’s returns from such investments.

Government Involvement in the Private Sector. Government involvement in the private sector varies in degrees among the emerging countries in which the Portfolio Funds may invest. Such involvement may include government ownership, wage and price controls or imposition of trade barriers, limitation on foreign investment or other protectionist measures.

In addition to limits on direct foreign investment, foreign governments may provide for other preferential treatment to particular domestic industries or companies or engage in other protectionist acts. Certain countries have, or may adopt, policies that entitle local entities to greater rights than foreign investors or the companies owned by foreign investors, including discriminatory taxes, price controls, administrative barriers, ad hominem legislation or regulation and cancellation of necessary licenses. In the event that such a situation arises and a country’s regulatory environment unexpectedly becomes unfavorable to foreign investment, an Emerging Markets Fund may not be able to easily liquidate or restructure its assets, or otherwise reduce its exposure to such environment, and the Emerging Markets Fund or the companies in which it invests could be placed at a competitive disadvantage to local competitors.

Counterparty Risk. Portfolio Funds establish relationships to trade their investments, and to engage in derivative transactions; however, there can be no assurance that the Portfolio Funds will be able to maintain such relationships or establish such relationships, especially in some of the markets that the Portfolio Funds trade in due to the unavailability of more than one broker in such region. An inability to establish or maintain such relationships could limit a Portfolio Fund’s trading activities, create losses, preclude the Portfolio Fund from engaging in certain transactions and prevent the Portfolio Fund from trading at optimal rates and

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terms. Moreover, a disruption in the counterparty services provided by any such relationships before a Portfolio Fund establishes additional relationships could have a significant impact on the Portfolio Fund’s business due to its reliance on such counterparties.

Some of the markets in which the Portfolio Funds may effect transactions are not “exchanged-based”, including “over-the-counter” or “interdealer” markets (i.e., principal to principal contracts between the Portfolio Fund and third parties entered into privately, rather than on an exchange). As a result, a Portfolio Fund may not be afforded the regulatory and financial protections of an exchange or its clearing house (or of the government regulator that oversees such exchange and clearing house), and in privately negotiated transactions, the risk of the negotiated price deviating materially from fair value is substantial, particularly when there is no active market available from which to derive benchmark prices. This also exposes a Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of a Portfolio Fund’s counterparties could become insolvent or the subject of insolvency proceedings. If one or more of a Portfolio Fund’s counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of a Portfolio Fund’s securities and other assets from the Portfolio Fund’s counterparties, including, but not limited to, broker-dealers, will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.

Portfolio Funds will use counterparties located in jurisdictions outside the United States, the EU and other countries with advanced market economies. Such counterparties are subject to the laws and regulations in such jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Portfolio Funds’ assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Portfolio Funds and their assets.

Portfolio Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty. Moreover, a Portfolio Fund’s evaluation of the creditworthiness of its counterparties may prove insufficient. The ability of a Portfolio Fund to transact business with any one or more counterparties, the lack of complete and “foolproof” evaluation of the financial capabilities of the Portfolio Fund’s counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Portfolio Fund and thus, the Fund.

Limited Availability of Counterparties. The number of counterparties, including broker-dealers in emerging markets, may be substantially smaller than in the United States, the EU and other countries with more developed securities markets. As a consequence, in certain countries, Portfolio Funds may be engaged with a relatively limited number of counterparties and will have to rely on their services to trade in those countries. The availability of fewer

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counterparties may result in the Portfolio Funds utilizing counterparties that are more unstable and less creditworthy than those that an Emerging Markets Fund would engage in more developed countries.

Investment Concentration. Typically, in emerging markets the companies that initially offer their securities publicly are companies in the financial and utilities sectors since those sectors are important in developing infrastructure. As a consequence, Portfolio Funds’ assets may be concentrated in issuers that operate in these industries or economic sectors. Such concentration of investments may subject the Portfolio Funds to greater volatility and less liquidity than is usually the case where a diversified portfolio of companies is available for investments. Additionally, such limited diversification could expose the Portfolio Funds (and thus the Fund) to losses disproportionate to market movements in general if there are disproportionately greater adverse price movements in those sectors.

Legal Risk. Many of the laws that govern private and foreign investment, securities transactions, creditors’ rights and other contractual relationships in countries other than the United States, the EU and other countries with advanced market economies, particularly in emerging markets, are new and largely untested. As a result, the Portfolio Funds may be subject to a number of unusual risks, including inadequate investor protection, contradictory legislation, incomplete, unclear and changing laws, ignorance or breaches of regulations on the part of other market participants, lack of established or effective avenues for legal redress, lack of standard practices and confidentiality customs characteristic of developed markets, lack of enforcement of existing regulations, less reliable information about issuers and markets, less stringent accounting standards, illiquidity of securities and markets, higher brokerage commissions and custody fees.

Enforceability of Foreign Judgments. Portfolio Funds may encounter difficulties in pursuing legal remedies or in obtaining or enforcing judgments in courts outside the United States, the EU and other countries with advanced market economies. Further, at present, some emerging markets do not have treaties providing for the reciprocal recognition and enforcement of judgments with the United States, the EU or other countries with advanced market economies. Therefore, it may be difficult for an Emerging Markets Fund to enforce in such countries any judgments it may obtain in courts in the United States, the EU and other countries with advanced market economies. There can be no assurance that this difficulty in protecting and enforcing rights will not have a material adverse effect on the Emerging Markets Fund and its operations.

Emerging Markets Tax Factors. In the recent past, the tax systems of some emerging market economies have been marked by rapid change, which has sometimes occurred without warning and has been applied with retroactive effect. In these countries, a large national budget deficit often gives rise to an acute government need for tax revenues, while the condition of the economy has reduced the ability of potential taxpayers to meet their tax obligations. In some cases, there is widespread non-compliance with tax laws, insufficient personnel to deal with the problem and inconsistent enforcement of the laws by inexperienced tax inspectors. Due to factors such as these, an Emerging Markets Fund may be liable for high levels of taxes, or higher levels of taxes than projected upon initial investment, in emerging market economies and in other jurisdictions in which an Emerging Markets Fund may invest; in addition, such taxes

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may be asserted retroactively, or the Emerging Markets Fund may be required to accrue for uncertain tax positions. In addition, the income, gains and gross sale or disposition proceeds of an Emerging Markets Fund may be subject to income, withholding or other taxes imposed by foreign governments. Taxation of dividends, interest, other investment income, capital gains income and gross sale or disposition proceeds received by non-residents of non-US countries varies among countries and, in some cases, is high compared to the United States. In addition, some non-US countries have less well-defined tax laws and procedures than the United States does, making it difficult to ascertain with certainty the taxation that will apply to a particular transaction.

Portfolio Funds may, but are not required to, take tax considerations into account in determining when the Portfolio Fund’s securities positions should be sold or otherwise disposed of and may assume certain market risk and incur certain expenses in this regard to achieve favorable tax treatment of a transaction.

Market Characteristics. Trading markets in emerging markets may be substantially smaller (on the basis of market capitalization, value of securities traded and number of listed companies) than the United States, the EU and other countries with more developed securities markets. As a consequence, an Emerging Markets Fund may invest in a relatively limited number of issuers, some or many of which may operate in the same industry or economic sector. Trading markets in emerging markets may be subject to greater price volatility and less liquidity than is usually the case in the United States, the EU and other countries with more developed securities markets.

Many companies traded on securities markets in emerging markets are smaller than companies whose securities are traded on securities markets in the United States, the EU and other countries with advanced market economies. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States, the EU and other countries with advanced market economies. Trading practices that are prohibited in a number of other countries also may be present in some of these markets. Less information may be available to an Emerging Markets Fund than in respect of investments in the United States, the EU and other countries with advanced market economies. Further, in certain countries in emerging markets, less information may be available to an Emerging Markets Fund than to local market participants.

Currency Exchange Risk. Because the Portfolio Funds may invest in securities denominated or quoted in currencies other than the US dollar, changes in currency exchange rates may affect the value of the Portfolio Fund’s portfolio and the unrealized appreciation or depreciation of investments. An Emerging Markets Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the US dollar. A change in the value of a non-US currency relative to the US dollar will result in a corresponding change in the dollar value of a Portfolio Fund’s assets denominated in that non-US currency as well as the dollar value of non-US currency held by the

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Emerging Markets Fund. Changes in currency exchange rates may also affect the value of dividends and interest earned, and the level of gains and losses realized on the sale of securities.

Frontier Market Risk. The risks associated with investments in frontier market countries include all the risks described above; however, the risks are magnified for frontier market countries. As a result, investments in companies in frontier market countries are generally subject to a higher risk of loss than investments in companies in traditional emerging and developing market countries due to greater market volatility, lower trading volume, the potential for more social, political and economic instability, lower investor protection standards, greater risk of a market shutdown and more governmental limitations on foreign investments.

Performance Information

A client account is managed by the Adviser using the same personnel that manage the Fund in accordance with an investment program that is substantially similar to the Fund’s new emerging markets strategy. Appendix A attached to this Supplement contains investment performance information for this other client account. The information is provided to illustrate the experience and historic investment results obtained by the Adviser. IT SHOULD NOT BE VIEWED AS INDICATIVE OF THE FUTURE INVESTMENT PERFORMANCE OF THE FUND.

Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix A. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

Please retain this Supplement for future reference.

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Appendix A

ADVISER PERFORMANCE INFORMATION

The Adviser employs an investment program in managing another client account (the “Other Account”) that has an investment objective, program, policies and strategies that are substantially the same as those expected to be implemented for the Fund effective January 1, 2015. The Adviser selects on behalf of the Other Account various Emerging Markets Funds in which it invests the Other Account’s assets. The personnel of the Adviser who are responsible for managing the investments of the Fund also manage the Other Account.

Because of the similarity of investment programs, as a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Other Account. The Adviser will evaluate for the Fund and for the Other Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Other Account at a particular time. Because these considerations may differ for the Fund and the Other Account in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and the Other Account may differ. (See “Potential Conflicts of Interest” in the Prospectus.)

The following tables set forth monthly performance information of the Other Account and various indices for the periods indicated. The returns shown for the Other Account are net of actual fees and expenses incurred by the Other Account. The table should be read in conjunction with the notes thereto. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Prospective investors should recognize that the Fund’s fees and expenses are higher than those of the Other Account. Accordingly, had the Other Account’s performance records reflected the Fund’s fees and estimated expenses, the Other Account’s returns shown in the table would have been lower. Furthermore, there are certain differences between the investment policies of the Fund and the Other Account. Unlike the Fund, the Other Account is not subject to certain investment limitations and diversification requirements imposed by applicable tax regulations, which, if applicable, could have adversely affected the performance results of the Other Account. The future performance of the Fund, the Other Account and the various indices may differ. Interests in the Other Account are not being offered pursuant to the Prospectus or this Supplement.

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Performance Information of Other Account1

MONTHLY RETURNS AS OF JUNE 30, 2014

	Jan.	Feb.	Mar.	Apr.	May	Jun.	Jul.	Aug.	Sep.	Oct.	Nov.	Dec.	YTD
2010										3.16%	0.57%	2.13%	5.95%
2011	-0.31%	-1.54%	0.22%	2.10%	-1.99%	-1.17%	1.24%	-3.42%	-4.15%	1.16%	-2.88%	-0.61%	-10.96%
2012	3.96%	2.63%	-0.64%	0.03%	-4.05%	-0.93%	1.10%	1.10%	2.47%	0.12%	0.09%	2.94%	8.90%
2013	3.82%	-0.16%	0.15%	2.45%	1.69%	-3.01%	1.27%	-1.55%	2.29%	2.59%	2.35%	1.70%	14.24%
2014	-1.49%	3.23%	-0.86%	-0.69%	2.04%	1.31%							3.50%

ANNUAL RETURNS FOR EACH CALENDAR YEAR THROUGH JUNE 30, 2014

	2010	2011	2012	2013	YTD 2014
Other Account[1]	5.95%	-10.96%	8.90%	14.24%	3.50%
MSCI Emerging Markets Index[2]	7.34%	-18.42%	18.22%	-2.60%	6.14%
HFRI Emerging Markets (Total) Index[2]	4.37%	-14.01%	10.37%	5.47%	2.66%

RISK STATISTICS AS OF JUNE 30, 20143

	Average Annual Total Returns Since Inception[3]	Volatility Since Inception[4]
Other Account[1]	5.60%	7.16%
MSCI Emerging Markets Index[2]	3.07%	18.13%
HFRI Emerging Markets (Total) Index[2]	2.54%	9.29%

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[1]	Reflects the actual returns (net of fees and expenses) during the period from the Other Account’s commencement of operations on October 1, 2010 through June 30, 2014. The information contained in the table was prepared by the Adviser.
[2]	The Morgan Stanley Capital Index Emerging Markets Index (“MSCI Emerging Markets Index”) is a free float-adjusted market capitalization index calculated net of foreign withholding taxes that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of issuers in 23 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The Hedge Fund Research Emerging Markets (Total) Index (“HFRI Emerging Markets (Total) Index”) covers: Africa, Asia ex-Japan, Latin America, the Middle East and Russia/Eastern Europe. Hedge Fund Research, Inc. (“HFRI”) indices are a series of benchmarks designed to reflect hedge fund industry performance by constructing equally-weighted composites of constituent funds, as reported by the hedge fund managers listed within the HFRI database. There are no asset-size or track record length minimums required for inclusion.
The indices are being provided for illustration purposes only. The indices have no fees and investors may not invest directly in an index.
[3]	Returns and volatility numbers are measured from the commencement of operations of the Other Account on October 1, 2010 through June 30, 2014.
[4]	Volatility is calculated based on the standard deviation of monthly returns and is annualized.

This information is intended for illustration purposes only. No index is directly comparable to the Other Account or the Fund. Past performance is not indicative of future results or the performance of any account managed by the Adviser, including the Fund and the Other Account. There is no guarantee that the Fund will achieve its investment objective.

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